Exhibit 32.1

                        CERTIFICATION OF PERIODIC REPORT



I, Hanwook Bae, President of MB Tech, Inc. (the "Company"), certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

         - The Form 10-QSB for the quarterly period ended March 31, 2004 fully complies with the requirements of Section 13 (a) or 15
                  (d) of the Securities Exchange Act of 1934 ( 15 U.S.C. 78m or 78o (d); and

         - The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 20, 2004


/s/ Hanwook Bae
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Hanwook Bae
President/Director